UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

March 10, 2020
Date of Report (Date of earliest event reported)

Commission file number 1-38681 Commission file number 1-15973

NORTHWEST NATURAL HOLDING COMPANY		NORTHWEST NATURAL GAS COMPANY
(Exact name of registrant as specified in its charter)		(Exact name of registrant as specified in its charter)
Oregon	82-4710680	Oregon	93-0256722
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)	(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

250 S.W. Taylor Street				250 S.W. Taylor Street
Portland	,	Oregon	97204	Portland	,	Oregon	97204
(Address of principal executive offices)			(Zip Code)	(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number:	(503)	226-4211	Registrant’s telephone number:	(503)	226-4211

Securities registered pursuant to Section 12(b) of the Act:
Registrant	Title of each class	Trading Symbol	Name of each exchange on which registered
Northwest Natural Holding Company	Common Stock	NWN	New York Stock Exchange
Northwest Natural Gas Company	None
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Northwest Natural Holding Company	Emerging growth company	☐
Northwest Natural Gas Company	Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 8.01 Other Events

Partial Oregon General Rate Case Settlement Filed

As previously disclosed, on December 30, 2019, Northwest Natural Gas Company (NW Natural) filed a request for a general rate case with the Public Utility Commission of Oregon (OPUC). On March 12, 2020, NW Natural, the OPUC staff, the Oregon Citizens’ Utility Board, and the Alliance of Western Energy Consumers, which comprise all of the parties to the rate case, filed a settlement with the OPUC which addresses cost of capital issues in the case (Settlement). Under the Settlement, the parties agree to an overall cost of capital of 6.965 percent, which is based on an approved capital structure of 50 percent equity and 50 percent long-term debt, and a return on equity of 9.4 percent. The Settlement does not address other aspects of the rate case, such as the average rate base or the overall annual revenue requirement increase. The Settlement is subject to the review and approval of the OPUC. For new rates to be effective, the OPUC must issue an order, which may approve or deny the terms of the Settlement or be issued under the OPUC’s own terms with respect to the cost of capital and which would address other elements of the rate case. NW Natural expects new rates to take effect November 1, 2020.

Executive Order

As previously disclosed, the Oregon and Washington legislatures and governors have considered and continue to consider various greenhouse gas (GHG) reduction initiatives.

On March 10, 2020, the governor of Oregon issued an executive order directing state agencies to take actions to reduce and regulate GHG emissions. The executive order established GHG emissions reduction goals which call for Oregon to reduce its GHG emissions at least 45% below 1990 emission levels by 2035 and at least 80% below 1990 emission levels by 2050. The order directs state commissions and agencies to exercise the authority and discretion vested in them by law to facilitate such GHG emission goals. Although the order does not specifically direct actions of natural gas distribution businesses, the OPUC is directed to prioritize proceedings and activities that advance decarbonization in the utility sector, mitigate energy burden experienced by utility customers and ensure system reliability and resource adequacy. The executive order also directs other agencies to cap and reduce GHG emissions from transportation fuels and all other liquid and gaseous fuels, including natural gas, adopt building energy efficiency goals for new building construction, reduce methane gas emissions from landfills and food waste, and submit a proposal for adoption of state goals for carbon sequestration and storage by Oregon’s forest, wetlands and agricultural lands.

At this time, we are unable to predict the impact, if any, of the executive order on NW Natural. As an executive order, any implementation is reliant on state agency rule-making. The scope and content of any state commission or agency rules, as well as the time to propose, adopt and implement any such rules, has not been determined. The executive order and any resulting rules and agencies’ jurisdiction and authority with respect to those rules are likely to be subject to legal challenge from a variety of stakeholders.

Forward-Looking Statements

This report, and other presentations made by NW Holdings or NW Natural from time to time, may contain forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as "anticipates," "assumes," "intends," "plans," "seeks," "believes," "estimates," "expects" and similar references to future periods. Examples of forward-looking statements include, but are not limited to, statements regarding the following: plans, objectives, assumptions, estimates, timing, goals, strategies, future events, investments, targeted capital structure, cost of capital, return on equity, financial results, timing, outcome, or effects of rate cases or other regulatory proceedings or mechanisms or approvals, regulatory prudence reviews, anticipated regulatory actions or filings, expectations, accounting treatment and classification of discontinued operations, effects of changes in laws or regulations or rules, effects, scope or timing of executive orders or legal challenges thereto, and other statements that are other than statements of historical facts.

Forward-looking statements are based on current expectations and assumptions regarding its business, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Actual results may differ materially from those contemplated by the forward-looking statements. You are therefore cautioned against relying on any of these forward-looking statements. They are neither statements of historical fact nor guarantees or assurances of future operational, economic or financial performance. Important factors that could cause actual results to differ materially from those in the forward-looking statements are discussed by reference to the factors described in Part I, Item 1A "Risk Factors", and Part II, Item 7 and Item 7A "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Quantitative and Qualitative Disclosure about Market Risk" in the most recent Annual Report on Form 10-K and in Part I, Items 2 and 3 "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Quantitative and Qualitative Disclosures About Market Risk", and Part II, Item 1A, "Risk Factors", in the quarterly reports filed thereafter.

All forward-looking statements made in this report and all subsequent forward-looking statements, whether written or oral and whether made by or on behalf of NW Holdings or NW Natural, are expressly qualified by these cautionary statements. Any forward-looking statement speaks only as of the date on which such statement is made, and NW Holdings and NW Natural undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law. New factors emerge from time to time and it is not possible to predict all such factors, nor can it assess the impact of each such factor or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized. The signature for each undersigned company shall be deemed to relate only to matters having reference to such company and its subsidiaries.

NORTHWEST NATURAL HOLDING COMPANY
(Registrant)

Dated:	March 13, 2020	/s/ Shawn M. Filippi
Vice President, Chief Compliance Officer and Corporate Secretary

NORTHWEST NATURAL GAS COMPANY
(Registrant)

Dated:	March 13, 2020	/s/ Shawn M. Filippi
Vice President, Chief Compliance Officer and Corporate Secretary